                                                                    Exhibit 99.5


                             M&T BANK CORPORATION

                  PRO FORMA CONDENSED COMBINED BALANCE SHEET

                            (DOLLARS IN THOUSANDS)
                                 (UNAUDITED)

       The following unaudited pro forma condensed combined balance sheet gives effect to the acquisition by M&T Bank Corporation ("M&T") of Keystone Financial, Inc. and subsidiaries ("Keystone") using the purchase method of accounting assuming the acquisition was consummated on June 30, 2000. Keystone was acquired by M&T on October 6, 2000.



                                                                    June 30, 2000
                                                   ---------------------------------------------------------------------------------
                                                                                     Pro forma
                                                         M&T          Keystone      adjustments                       Pro forma
                                                   ------------------------------------------------                -----------------
       ASSETS
Cash and due from banks                           $         545,423        199,906                                $         745,329
Money-market assets                                         100,744         89,539                                          190,283
Investment securities                                     2,865,259      1,666,136        (12,389)     (2)                4,519,006
Loans and leases                                         17,110,535      4,809,658        (20,999)     (3)               21,899,194
       Unearned discount                                  (161,585)       (35,499)                                        (197,084)
       Allowance for credit losses                        (320,165)       (61,604)                                        (381,769)
                                                   ------------------------------------------------                -----------------
       Loans and leases, net                             16,628,785      4,712,555        (20,999)                       21,320,341
                                                   ------------------------------------------------                -----------------
Premises and equipment                                      161,367        116,924        (18,794)     (4)                  259,497
Goodwill and core deposit intangible                        624,648         52,109         568,890  (1)-(10)              1,245,647
Accrued interest and other assets                           819,874        201,764          19,138     (5)                1,040,776
                                                   ------------------------------------------------                -----------------
       Total assets                               $      21,746,100      7,038,933         535,846                $      29,320,879
                                                   ================================================                =================

       LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing deposits                         $      12,681,798      4,330,294           7,504     (6)        $      17,019,596
Short-term borrowings                                     2,604,919        431,199                                        3,036,118
Long-term borrowings                                      1,774,816        859,147         368,522   (1)(7)               3,002,485
                                                   ------------------------------------------------                -----------------
       Interest-bearing liabilities                      17,061,533      5,620,640         376,026                       23,058,199
                                                   ------------------------------------------------                -----------------
Non-interest bearing deposits                             2,541,690        708,849                                        3,250,539
Other liabilities                                           290,860        143,132          57,683     (8)                  491,675
                                                   ------------------------------------------------                -----------------
       Total liabilities                                 19,894,083      6,472,621         433,709                       26,800,413
                                                   ------------------------------------------------                -----------------
Common equity                                             1,852,017        566,312         102,137     (9)                2,520,466
                                                   ------------------------------------------------                -----------------
       Total stockholders' equity                         1,852,017        566,312         102,137                        2,520,466
                                                   ------------------------------------------------                -----------------
       Total liabilities and stockholders' equity $      21,746,100      7,038,933         535,846                $      29,320,879
                                                   ================================================                =================





      See accompanying notes to pro forma condensed combined balance sheet.

                              M&T BANK CORPORATION

                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

          The following unaudited pro forma condensed combined statement of income for the six-month period ended June 30, 2000 gives effect to M&T's acquisition of Keystone using the purchase method of accounting assuming the acquisition was consummated on January 1, 1999. Keystone was acquired by M&T on October 6, 2000.

                                                                          For the six months ended June 30, 2000
                                                               --------------------------------------------------------------------
                                                                                           Pro forma
                                                                  M&T        Keystone      adjustments                 Pro forma
                                                               ---------------------------------------                -------------
Interest income
          Loans and leases, including fees                   $    721,237        200,181          813      (11)     $      922,231
          Money-market assets                                      13,202          3,296                                    16,498
          Investment securities
              Fully taxable                                        66,721         46,130        3,888      (12)            116,739
              Exempt from federal taxes                             5,158          6,762                                    11,920
                                                               ---------------------------------------                -------------
                   Total interest income                          806,318        256,369        4,701                    1,067,388
                                                               ---------------------------------------                -------------

Interest expense
          Deposits                                                270,382         94,918       (1,411)     (13)            363,889
          Short-term borrowings                                    81,985         10,108                                    92,093
          Long-term borrowings                                     60,070         26,123       15,873    (14)(15)          102,066
                                                               ---------------------------------------                -------------
                   Total interest expense                         412,437        131,149       14,462                      558,048
                                                               ---------------------------------------                -------------
Net interest income                                               393,881        125,220       (9,761)                     509,340
Provision for credit losses                                        15,000          8,425                                    23,425
                                                               ---------------------------------------                -------------
Net interest income after provision for credit losses             378,881        116,795       (9,761)                     485,915

Other income
          Mortgage banking revenues                                29,531          3,986                                    33,517
          Service charges on deposit accounts                      41,414          9,798                                    51,212
          Trust income                                             19,741         13,936                                    33,677
          Brokerage services income                                17,462          4,053                                    21,515
          Trading account and foreign exchange gains                  513              -                                       513
          Gain on sales of bank investment securities                  26            204                                       230
          Other revenues from operations                           36,693         17,606                                    54,299
                                                               --------------------------                             -------------
              Total other income                                  145,380         49,583                                   194,963
Other expense
          Salaries and employee benefits                          153,639         52,801                                   206,440
          Equipment and net occupancy                              35,702         21,043       (2,082)     (16)             54,663
          Printing, postage and supplies                            8,716          3,832                                    12,548
          Amortization of goodwill and core deposit
            intangible                                             28,510          2,102       23,198      (17)             53,810
          Other costs of operations                                79,740         30,925          525      (18)            111,190
                                                               ---------------------------------------                -------------
              Total other expense                                 306,307        110,703       21,641                      438,651
                                                               ---------------------------------------                -------------
Income before income taxes                                        217,954         55,675      (31,402)                     242,227
Income taxes                                                       78,181         15,626       (7,927)     (19)             85,880
                                                               ---------------------------------------                -------------
Net income                                                   $    139,773         40,049      (23,475)              $      156,347
                                                               =======================================                =============

Net income per common share (20)
          Basic                                              $       1.82           0.82                            $         1.69
          Diluted                                            $       1.77           0.82                            $         1.65

Average common shares outstanding (20)
          Basic                                                    76,872         48,862       15,900                       92,772
          Diluted                                                  79,049         48,930       15,945                       94,994





  See accompanying notes to pro forma condensed combined statements of income.

                              M&T BANK CORPORATION

                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

      The following unaudited pro forma condensed combined statement of income for the year ended December 31, 1999 gives effect to M&T's acquisition of Keystone using the purchase method of accounting assuming the acquisition was consummated on January 1, 1999. Keystone was acquired by M&T on October 6, 2000.



                                                                                For the year ended December 31, 1999
                                                          --------------------------------------------------------------------------
                                                                                           Pro forma
                                                                  M&T        Keystone      adjustments                 Pro forma
                                                               ---------------------------------------               ---------------
Interest income
      Loans and leases, including fees                  $   1,323,262         379,538        3,286      (11)       $      1,706,086
      Money-market assets                                      27,731           5,031                                        32,762
      Investment securities
          Fully taxable                                       118,741          89,357        8,608      (12)                216,706
          Exempt from federal taxes                             8,897          12,105                                        21,002
                                                          -----------------------------------------                  ---------------
               Total interest income                        1,478,631         486,031       11,894                        1,976,556
                                                          -----------------------------------------                  ---------------

Interest expense
      Deposits                                                506,476         173,942       (5,710)     (13)                674,708
      Short-term borrowings                                   104,911          15,844                                       120,755
      Long-term borrowings                                    107,847          38,872       31,973    (14)(15)              178,692
                                                          -----------------------------------------                  ---------------
               Total interest expense                         719,234         228,658       26,263                          974,155
                                                          -----------------------------------------                  ---------------
Net interest income                                           759,397         257,373      (14,369)                       1,002,401
Provision for credit losses                                    44,500          23,376                                        67,876
                                                          -----------------------------------------                  ---------------
Net interest income after provision for
  credit losses                                               714,897         233,997      (14,369)                         934,525

Other income
      Mortgage banking revenues                                71,819          12,765                                        84,584
      Service charges on deposit accounts                      73,612          19,173                                        92,785
      Trust income                                             40,751          26,422                                        67,173
      Brokerage services income                                27,140           8,158                                        35,298
      Trading account and foreign exchange gains                  315               -                                           315
      Gain (loss) on sales of bank investment
        securities                                              1,575            (338)                                        1,237
      Other revenues from operations                           67,163          39,469                                       106,632
                                                          ----------------------------                               ---------------
          Total other income                                  282,375         105,649                                       388,024
Other expense
      Salaries and employee benefits                          284,822         106,850                                       391,672
      Equipment and net occupancy                              73,131          39,272       (4,165)     (16)                108,238
      Printing, postage and supplies                           17,510           8,079                                        25,589
      Amortization of goodwill and core deposit
        intangible                                             49,715           4,324       50,585      (17)                104,624
      School districts' settlement expense                          -          43,658                                        43,658
      Special charges                                               -          26,917                                        26,917
      Other costs of operations                               153,780          61,878        1,037      (18)                216,695
                                                          -----------------------------------------                  ---------------
          Total other expense                                 578,958         290,978       47,457                          917,393
                                                          -----------------------------------------                  ---------------
Income before income taxes                                    418,314          48,668      (61,826)                         405,156
Income taxes                                                  152,688          11,592      (15,507)     (19)                148,773
                                                          -----------------------------------------                  ---------------
Net income                                              $     265,626          37,076      (46,319)                $        256,383
                                                          =========================================                  ===============

Net income per common share (20)
      Basic                                             $        3.41            0.76                              $           2.73
      Diluted                                           $        3.28            0.75                              $           2.65

Average common shares outstanding (20)
      Basic                                                    78,003          48,856       15,900                           93,903
      Diluted                                                  80,905          49,186       15,997                           96,902



  See accompanying notes to pro forma condensed combined statements of income.

                               NOTES TO PRO FORMA
                  CONDENSED COMBINED BALANCE SHEET (UNAUDITED)

Adjustments used in the preparation of the unaudited pro forma condensed combined balance sheet are as follows:

(1) The unaudited pro forma condensed combined financial information assumes that the funding of the cash consideration of $374,371,000 is provided by issuance of subordinated notes payable.

(2) Adjustment to record acquired investment securities at estimated market value.

(3)     Adjustment to record acquired loans at estimated market value.

(4) Adjustment to record acquired premises and equipment at estimated market value. The adjustment includes writedowns associated with duplicate facilities, equipment and other fixed assets of Keystone.

(5) Reflects adjustments to record net pension plan assets, mortgage servicing rights and other assets at estimated fair value.

(6) Adjustment to record interest-bearing deposits of Keystone at estimated fair value.

(7) Adjustment of $5,849,000 to record long-term borrowings of Keystone at estimated fair value.

(8) Adjustments to record fees for investment bankers and other professional services associated with the merger, severance benefits associated with the elimination of employment positions at Keystone, the estimated net tax credits associated with adjustments to reflect the fair value of net assets acquired, and other miscellaneous adjustments.

(9) Reflects issuance of 15,900,292 shares of M&T common stock with a value of $659,862,000, estimated fair value of Keystone stock options converted into M&T stock options of $8,587,000, and the elimination of Keystone's June 30, 2000 equity of $566,312,000.

(10)    Represents incremental core deposit intangible and goodwill.

                               NOTES TO PRO FORMA
               CONDENSED COMBINED STATEMENTS OF INCOME (UNAUDITED)

Adjustments used in the preparation of the unaudited proforma condensed combined statements of income are as follows:


                                                                             Six months
                                                                                ended            Year ended
                                                                            June 30, 2000     December 31, 1999
                                                                            -------------     -----------------
                                                                                    (dollars in thousands)

(11)    Net accretion of discounts related to loans and leases                  $    813               3,286
        using a level-yield method over the estimated remaining
        terms to maturity of the loans and leases.

(12)    Accretion of discount related to investment securities on a                3,888               8,608
        straight-line basis over the estimated weighted-average
        remaining life of the securities.

(13)    Amortization of the mark-to-market adjustments related to                 (1,411)             (5,710)
        deposits using an effective interest method over the
        remaining terms to maturity of the deposits.

(14)    Reflects the estimated increase in interest expense from                  15,012              30,025
        the assumed issuance of $374,371,000 of subordinated
        notes payable to fund the cash portion of the merger
        consideration at an effective interest rate of 8.02%.

(15)    Amortization of mark-to-market adjustments to long-term                      861               1,948
        borrowings on a straight-line basis over the remaining
        terms to maturity of the borrowings.

(16)    Adjustment to depreciation expense related to mark-to-market              (2,082)             (4,165)
        adjustments on premises and equipment.

(17) Additional amortization on an accelerated basis for core deposit intangible and on a straight-line basis for goodwill.

                                            Estimated life
                                                 (in years)
                                            -------------------
               Core deposit intangible                 7                          11,864              28,017
               Goodwill                               20                          11,334              22,568
                                                                                  ------              ------
               Total amortization                                                 23,198              50,585

(18)    Amortization on an accelerated basis of the mark-to-market                   525               1,037
        adjustment on mortgage servicing rights.

(19)    Income tax benefits on pro forma adjustments (other than amortization of  (7,927)            (15,507)
        goodwill) computed using a 39.5% tax rate.

(20) The pro forma net income per common share amounts and average common shares outstanding include the effect of the adjustments described above and the issuance of 15,900,292 shares of M&T common stock. The calculation of pro forma diluted earnings per share also includes the dilutive effect of Keystone stock options converted into M&T stock options by application of the "treasury stock method" of accounting.